Income Taxes - Schedule Of Components Of Company's Deferred Tax Assets (Liabilities) (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets:
Foreign net operating loss carryforwards	$ 4,846	$ 232
Accrued expenses	1,075
Lease liability	706
Stock compensation	1,055
Investment in partnership		9,410
Property and equipment		103
Start up costs	636	711
Deferred issuance costs	46	54
Profit-sharing agreement liabilities	9,410	3,404
Amortization	3,137	361
Other	6	1
Deferred tax assets before valuation allowance	20,917	14,276
Less: Valuation allowance	(4,561)	(9,707)
Deferred tax assets net of valuation allowance	16,356	4,569
Deferred tax liabilities:
Fixed Assets	(4,856)
Right of Use Asset	(707)
Intangibles	(213)	(615)
Deferred tax liabilities	(5,776)	(615)
Total net deferred tax asset	$ 10,580	$ 3,954